OPPENHEIMER STEELPATH MLP FUNDS TRUST

Oppenheimer SteelPath MLP Select 40 Fund

Supplement dated January 19, 2018
to the Summary Prospectus dated March 30, 2017

This supplement amends the Summary Prospectus of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), and is in addition to any other supplement(s).

1.	On December 22, 2017, new tax legislation was signed into law, which included a reduction of the statutory income tax rates applicable to corporations from 35% to 21%. Various other changes in the new tax legislation may also affect your investment in the Fund. You should consult with your personal tax adviser regarding the specific U.S. federal income tax consequences of acquiring, holding and disposing of Fund shares, as well as the effects of state and local tax laws.

2.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y	Class I	Class W
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses
Deferred Income Tax Expense/(Benefit)[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.28%	0.28%	0.09%	0.28%
Total Other Expenses	0.28%	0.28%	0.28%	0.09%	0.28%
Total Annual Fund Operating Expenses	1.23%	1.98%	0.98%	0.79%	0.98%
Fee Waiver and/or Expense Reimbursement[3]	(0.12%)	(0.12%)	(0.12%)	None	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.86%	0.86%	0.79%	0.86%

1.	Expenses have been restated to reflect current fees.
2.	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.
3.	After discussions with the Fund’s Board, the Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least March 30, 2018, to the extent that Total Annual Fund Operating Expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other extraordinary expenses, such as litigation expenses, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class Y shares, and 0.85% for Class W shares. The Fund’s Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. The Manager and/or the Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may not be terminated or amended prior to March 30, 2018 unless approved by the Fund’s Board of Trustees.

3.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$682	$932	$1,201	$1,968	$682	$932	$1,201	$1,968
Class C	$289	$610	$1,056	$2,297	$189	$610	$1,056	$2,297
Class Y	$88	$300	$530	$1,190	$88	$300	$530	$1,190
Class I	$81	$252	$439	$978	$81	$252	$439	$978
Class W	$88	$300	$530	$1,190	$88	$300	$530	$1,190

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

January 19, 2018	PS1383.004